                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2001

                         True North Communications Inc.
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             (exact name of registrant as specified in its charter)

           Delaware                       1-5029                  36-1088161
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)



101 East Erie Street, Chicago, Illinois                          60611-2897
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:            (312) 425-6500
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                                (Not Applicable)
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           Former name or former address, if changed since last report

       Item 9. Regulation FD Disclosure

       On March 9, 2001 the Registrant issued a press release announcing the timing of its fourth quarter and year-end operating results and conference call.

       (c)   Exhibits:

99.1   Press Release dated March 9, 2001.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         TRUE NORTH COMMUNICATIONS INC.

                         By /s/ Kevin J. Smith
                            ---------------------------------
                                     Kevin J. Smith
                                Chief Financial Officer

Dated: March 9, 2001

                                  EXHIBIT INDEX


EXHIBIT NO.        DESCRIPTION
-----------        -----------
99.1               Press Release dated March 9, 2001.